INCOME TAXES (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Net operating loss carry forwards	$ 24,400,000
Effective Income Tax Rate Reconciliation, State and Local Income Taxes, Percent	0.00%
Deferred tax asset NOL carryforward	$ 7,000,000	$ 5,900,000
Valuation allowance	7,000,000	5,900,000
Increase in valuation allowance	$ 1,133,782	$ 1,100,000
FLORIDA
Effective Income Tax Rate Reconciliation, State and Local Income Taxes, Percent	5.50%